UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 12, 2023

Date of Report (Date of earliest event reported)

Pitney Bowes Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street, Stamford, Connecticut 06926
Telephone Number:	(203) 356-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders (the “Annual Meeting”) of Pitney Bowes Inc. (the “Company”), the stockholders of the Company voted on the following proposals, each of which is more fully described in the Company’s definitive proxy statement on Schedule 14A filed on March 14, 2023:

1.	To elect nine directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve, on a non-binding or advisory basis, the compensation of the Company’s named executive officers; and

4.	To approve, on a non-binding or advisory basis, that the advisory vote to approve executive compensation occur every year.

On May 12, 2023, the Inspector of Election issued its final report which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by the Inspector of Election.

Each stockholder of record is entitled to one vote per share of common stock. On March 10, 2023, the record date for the Annual Meeting (the “Record Date”), there were 175,315,880 votes underlying the issued and outstanding shares of common stock. Present at the Annual Meeting in person or by proxy were holders of shares of common stock representing an aggregate of 137,002,108 votes, or 78.15% of the voting power underlying the issued and outstanding shares entitled to vote at the Annual Meeting as of the Record Date, constituting a quorum.

1.	Election of Directors

Company Nominees	For	Withheld
Steve Brill	125,117,108	11,772,549
Anne M. Busquet	37,222,882	99,281,936
Robert M. Dutkowsky	49,450,414	87,048,807
Mary J. Steele Guilfoile	124,224,090	12,647,160
Marc B. Lautenbach	85,048,642	51,435,922
Linda S. Sanford	54,536,652	81,959,667
Sheila A. Stamps	124,571,171	12,308,584
Darrell Thomas	124,494,306	12,368,216

Hestia Capital Partners LP Nominees	For	Withheld
Katie A. May	133,642,484	3,287,846
Milena Alberti-Perez	90,338,096	45,191,549
Todd Everett	89,099,102	46,424,365
Lance Rosenzweig	55,401,174	80,125,197
Kurt Wolf	78,814,898	56,694,964

The stockholders voted to elect Steve Brill, Sheila Stamps, Darrell Thomas, Mary J. Steele Guilfoile, Marc B. Lautenbach, Katie A. May, Milena Alberti-Perez, Todd Everett, and Kurt Wolf as directors to serve until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified.

2.	Ratification of PwC as Independent Public Accounting Firm

For	Against	Abstained
118,943,905	8,297,390	9,760,813

The stockholders voted to approve the ratification of PwC as the independent public accounting firm.

3.	Non-Binding Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstained
62,603,412	72,065,565	2,333,131

The stockholders voted against the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

4.	Non-Binding Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation

1 year	2 years	3 years	Abstained
119,826,858	1,310,462	2,725,784	13,139,004

The stockholders voted to approve, on an advisory basis, that the advisory vote to approve executive compensation occurs every year.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes, Inc.

Date: May 12, 2023

	By:	/s/ Daniel J. Goldstein
Daniel J. Goldstein Executive Vice President, Chief Legal Officer and Corporate Secretary